Exhibit 99.1

Richtech Robotics Completes Strategic Acquisition of Warehouse Facility in Las Vegas to Accommodate Robotics and AI Powered Growth Objectives

Expanded warehouse capacity represents the development of integrated AI powered infrastructure and supply capabilities to drive advancements in the Company’s three strategic pillars, Industrial, Commercial, and Data Services

LAS VEGAS, June 3, 2026 (GLOBE NEWSWIRE) — Richtech Robotics Inc. (Nasdaq: RR) (“Richtech Robotics” or “the Company”), a Nevada-based robotics company developing AI-driven automation solutions for commercial and industrial applications, announces that it has completed the previously announced acquisition of a facility in Las Vegas, Nevada for a total purchase price of approximately $21.2 million. The acquisition, which was first announced on April 1, 2026, was completed on May 29, 2026. The 79,325 square foot warehouse facility strategically expands Richtech Robotics’ Las Vegas geographic footprint.

“Building on our strong existing presence in the Las Vegas region, we have further solidified our commitment to our U.S. asset strategy through this acquisition, equipping us with an expansive facility to streamline our AI infrastructure design and innovate our robotics portfolio,” said Richtech Robotics’ CEO Wayne Huang. “Further, the incremental investment into this facility enables our operations to serve our target commercial, industrial, and data services markets. Today’s announcement demonstrates our commitment to making disciplined investments that position us to competitively innovate and scale across the AI and robotics markets to drive strategic growth opportunities that create long-term value for our shareholders.”

The facility is expected to provide Richtech Robotics with dedicated infrastructure to support GPU-enabled computing, robotics data collection, and World Action Model training, with additional space available for future compute capacity expansion. These capabilities are intended to support the continuous improvement of the Company’s robotics and AI systems.

The Company currently expects initial data center operations on the new site to begin in fall 2026. Additionally, the Company’s headquarters and formal office space will expand its capacity across approximately 20,000 square feet in the new building, with expected occupancy by the end of 2026.

About Richtech Robotics

Richtech Robotics develops advanced robotic solutions and the data infrastructure that makes its robots more intelligent. Guided by three strategic pillars — Industrial, Commercial, and Data Services — Richtech Robotics aims to deliver dependable automation, consistent service performance, and continuous AI-driven improvement at scale. From factory floors to hospitality venues, our robots work alongside people to enhance efficiency, precision, and quality. Learn more at www.RichtechRobotics.com, and connect with us on X, LinkedIn and YouTube.

Forward Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are based on Richtech Robotics’ current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. Investors should read the risk factors set forth in Richtech Robotics’ Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on January 20, 2026, and periodic reports filed with the SEC on or after the date thereof. All of Richtech Robotics’ forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof. New risks and uncertainties arise over time, and it is not possible for Richtech Robotics to predict those events or how they may affect Richtech Robotics. If a change to the events and circumstances reflected in Richtech Robotics’ forward-looking statements occurs, Richtech Robotics’ business, financial condition and operating results may vary materially from those expressed in Richtech Robotics’ forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and Richtech Robotics assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investors:

CORE IR

investors@richtechrobotics.com

Media:

Kelsey Romero

press@richtechrobotics.com